               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666

              November 1, 1997, as supplemented on March 16, 1998

     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate portfolios. Shares of the Trust are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from Contract Owners. Such allocation rights are further described in the accompanying prospectus for the Contracts. Only the Enterprise Portfolio and the Strategic Stock Portfolio (the "Portfolios"), two of the Trust's ten portfolios, are described herein and offered by this Prospectus. The investment objectives of the two portfolios are as follows:

     ENTERPRISE PORTFOLIO (formerly known as the Common Stock Fund) seeks capital appreciation through investments believed by the Adviser to have above average potential for capital appreciation.

     STRATEGIC STOCK PORTFOLIO seeks to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI Index"). Subject to the Portfolio's other investment policies and restrictions, the Portfolio attempts to achieve its investment objective by investing primarily in a portfolio of actively traded equity securities comprised of (i) high dividend yield stocks periodically selected from the companies included in the DJIA and (ii) high dividend yield stocks periodically selected from a pre-screened subset of the companies included in the MSCI Index. A security's dividend yield is a primary factor in the security selection process. The MSCI Index is the property of Morgan Stanley Capital International ("MSCI"). MSCI has granted a license for use by the Trust of the MSCI Index and related trademarks and tradenames. The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Neither MSCI nor Dow Jones & Company, Inc. has participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and neither has approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA or the MSCI Index, and it is expected that their prices will not parallel or correlate with such movements.

     There is no assurance that any Portfolio will achieve its investment objectives.
--------------------------------------------------------------------------------

     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to a Portfolio. Investors should read and retain this Prospectus for future reference.

     A Statement of Additional Information dated November 1, 1997 containing additional information about the Trust and the Portfolios is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials of the Trust at the SEC's internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:          State Street Bank and Trust
                    Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

SHAREHOLDER         ACCESS Investor Services, Inc.
SERVICE AGENT:      P.O. Box 418256
                    Kansas City, Missouri 64141-9256
DISTRIBUTOR:        Van Kampen American Capital
                    Distributors, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

INVESTMENT          Van Kampen American Capital
ADVISER:            Asset Management, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

                               TABLE OF CONTENTS

                                           Page
Prospectus Summary.......................    3
Financial Highlights.....................    6
Introduction.............................    7
Investment Objectives and Policies.......    7
  Enterprise Portfolio...................    7
  Strategic Stock Portfolio..............    8
Investment Practices.....................   11
The Trust and Its Management.............   15

                                           Page
Purchase of Shares.......................   17
Determination of Net Asset Value.........   17
Redemption of Shares.....................   18
Dividends, Distributions and Taxes.......   18
Portfolio Performance....................   19
Description of Shares of the Trust.......   20
Additional Information...................   21

     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY

Shares Offered..........Shares of Beneficial Interest in two Portfolios: the
                        Enterprise Portfolio and the Strategic Stock Portfolio (collectively, the "Portfolios"), separate portfolios of the Van Kampen American Capital Life Investment Trust (the "Trust").

Type of Company.........Diversified, open-end management investment company.

Investment Objectives...The Enterprise Portfolio seeks capital appreciation through investments in securities believed by the Adviser (defined below) to have above average potential for capital appreciation. The Strategic Stock Portfolio seeks above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the DJIA or in the MSCI Index. A security's dividend yield is a primary factor in the security selection process. There can be no assurance that any Portfolio will achieve its investment objective.

Investment Policies and
  Risk Factors..........The Enterprise Portfolio invests principally in common stocks of companies which, in the judgment of the Adviser (defined below), have above average potential for capital appreciation. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The Portfolio will initially invest approximately equally in 20 securities identified by the Adviser (defined below) in the following manner (the "Strategic Selection Policies"). The ten highest dividend yielding securities in the DJIA will be identified for investment. In addition, all companies having securities in the MSCI Index will be reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA will be excluded. The remaining pool of MSCI Index securities will be further evaluated and securities of companies that do not have positive one-and three-year sales and earnings growth rates and two years positive dividend growth will be excluded. The Adviser also will exclude MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies will be ranked by dividend yield, and the ten highest-yielding such MSCI Index securities will be identified for investment. The 20 securities so identified (the "Strategic Securities") initially will represent the Portfolio's initial investments. The Adviser periodically will employ the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and will review and adjust a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that each security in the Portfolio will be reviewed and potentially adjusted approximately annually. Application of the Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, or in order to comply with requirements of the Investment Company Act of 1940, as amended (such as investment diversification requirements and industry concentration limitations). In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. Although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may eventually hold forty or more different securities. Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. As a result, the adverse financial condition of a company will not result in its elimination from the Portfolio, except under extraordinary circumstances. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield (calculated based on the current stock price and the annualized most recent dividend payment amount) of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.

Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
"Adviser") is the investment adviser for each Portfolio.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes each Portfolio's shares.

Dividends and
  Distributions.........Dividends and any capital gains are declared and distributed annually.

         The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this
                                  Prospectus.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

ENTERPRISE PORTFOLIO

                                                                        PERIOD ENDED DECEMBER 31
                                        -----------------------------------------------------------------------------------------
                                         1996      1995     1994     1993     1992     1991     1990     1989     1988    1987(2)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, Beginning of the
  Period..............................   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70    $7.97     $9.33
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
  Net Investment Income...............     .113      .32      .25      .21      .23     .265     .395      .40      .32       .18
  Net Realized and Unrealized
    Gain/Loss on Securities...........    3.417     4.22   (.7625)  1.0325      .77     3.37    (1.17)    2.57     .765   (1.1975)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Total from Investment Operations......    3.530     4.54   (.5125)  1.2425     1.00    3.635    (.775)    2.97    1.085   (1.0175)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Less:
  Distributions from Net Investment
    Income............................     .109    .3175      .25     .215      .23     .285     .435      .37      .30     .2575
  Distributions from Net Realized Gain
    on Securities.....................    1.849   1.9225   1.4175    .6675      -0-      -0-      -0-      -0-     .055      .085
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Total Distributions...................    1.958     2.24   1.6675    .8825      .23     .285     .435      .37     .355     .3425
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, End of the Period....  $16.262   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70     $7.97
                                        =======   ======   ======   ======   ======   ======   ======   ======   ======   =======
Total Return*.........................   24.80%   36.98%   (3.39%)   8.98%    7.48%   36.41%   (6.84%)  34.23%   13.61%   (11.12%)
Net Assets at End of the Period (in
  millions)...........................    $84.8    $76.0    $67.5    $72.3    $65.6    $57.8    $27.2    $31.8    $24.0     $31.0
Ratio of Expenses to Average Net
  Assets*.............................     .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*.................     .68%    2.06%    1.72%    1.41%    1.78%    2.33%    3.64%    3.74%    3.13%     1.65%
Portfolio Turnover....................     152%     145%     153%     139%     116%      95%     122%      86%      63%       75%
Average Commission Paid per Equity
  Share Traded(1).....................   $.0435       --       --       --       --       --       --       --       --        --
*If certain expenses had not been
 assumed by the Adviser. Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................     .75%     .68%     .68%     .72%     .74%     .90%     .93%     .93%     .95%      .89%
Ratio of Net Investment Income to
  Average Net Assets..................     .53%    1.98%    1.64%    1.29%    1.64%    2.03%    3.31%    3.41%    2.78%     1.36%

---------------------
(1) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(2) Based on average month-end shares outstanding.

INTRODUCTION

     The Trust is a duly organized Delaware business trust with ten separate portfolios. The Enterprise Portfolio and the Strategic Stock Portfolio are the only portfolios of the Trust which are described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of each portfolio represent an interest only in that portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.

INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. See "Investment Practices" for further discussion of investment techniques and strategies. The investment objective of each Portfolio described herein is a fundamental policy and may not be changed without shareholder approval. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

ENTERPRISE PORTFOLIO

     The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

     The Portfolio invests principally in growth common stocks. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Portfolio may also invest in companies in cyclical industries during periods when their securities appear attractive to the Adviser for capital appreciation. In addition to common stock, the Portfolio may invest in warrants and preferred stocks, and in investment companies. See "Investment Practices -- Investment in Investment Companies."

     The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate or government bonds in order to provide liquidity. Such investments may be increased to up to 100% of the Portfolio's assets when deemed appropriate by the Adviser for temporary defensive purposes. Short-term investments may include repurchase agreements with banks or broker-dealers. See "Investment Practices -- Repurchase Agreements."

     The Portfolio's primary approach is to seek what the Adviser believes to be attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 10% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

STRATEGIC STOCK PORTFOLIO

     General. The investment objective of the Strategic Stock Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.

     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970.

     In selecting securities for the Fund, the Adviser intends to follow the following policies (the "Strategic Selection Policies").

     The ten highest dividend yielding securities in the DJIA will be identified for investment. In addition, all companies having securities in the MSCI Index will be reviewed by the Adviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA will be excluded. The remaining pool of MSCI Index securities will be further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years positive dividend growth will be excluded. The Adviser also will exclude MSCI Index securities that are in the bottom 25% of all MSCI Index securities measured in terms of total annual trading volume. MSCI Index securities of the remaining companies will be ranked by dividend yield, and the ten highest-yielding such MSCI Index securities will be identified for investment. In the event that this process results in less than 10 remaining MSCI Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Adviser will be added back until the number of MSCI Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.

     The 20 securities so identified (the "Strategic Securities") initially will represent the Portfolio's initial investments. The Adviser periodically will employ the same Strategic Selection Policies to identify a new list of 20 Strategic Securities and will review and adjust a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Adviser expects that beginning with the reevaluation in month thirteen each security in the Portfolio will be reviewed and potentially adjusted approximately annually, although reviews and adjustments may be made more frequently. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security reevaluations and the portion of the Portfolio's assets that the Adviser presently expects to reevaluate at the end of each period, see the Statement of Additional Information.

     The Adviser generally will seek to allocate cash available for investment due to the sale of new Shares of the Portfolio and the receipt of dividends and interest income from the portfolio investments approximately proportionately among the current list of Strategic Securities in the Portfolio. To the extent that the Strategic Stock Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.

     Application of the foregoing Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify to be treated for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, or in order to comply with requirements of the Investment Company Act of

1940, as amended. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Investment Policies. In addition, the Adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.

     The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of Strategic Securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Adviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may eventually hold forty or more different securities.

     The Strategic Stock Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Strategic Stock Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments. The Adviser expects that the portfolio turnover rate for the Strategic Stock Portfolio will not exceed 100%. A high rate of portfolio turnover may result in increased brokerage and other transaction expenses.

     The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Strategic Stock Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.

     The Strategic Stock Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Strategic Stock Portfolio particularly or the ability of the MSCI Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

     ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     Risk Factors. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equities in which the Portfolio invests to declare and pay dividends and because the market value of such equities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI Index.

     In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.

INVESTMENT PRACTICES

     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with broker-dealers or domestic banks (or a foreign branch or subsidiary thereof) which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Portfolio could experience delays and expenses in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, exceeds in the case of the Strategic Stock Portfolio, 15% of the value of such Portfolio's net assets and, in the case of the Enterprise Portfolio, 10% of the value of such Portfolio's net assets.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolios than would be available to the Portfolios investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Loans of Portfolio Securities. Each Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of that Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See Statement of Additional Information.

     Foreign Securities. The Enterprise Portfolio may invest up to 10% of the value of its total assets in securities issued by foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets.

     The Enterprise Portfolio may also purchase foreign securities in the form of ADRs and EDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Enterprise Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of the Enterprise Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Enterprise Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.

     The Enterprise Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Enterprise Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Enterprise Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

     The Enterprise Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

     Restricted Securities. The Portfolios offered in this Prospectus may each invest up to 5% of their net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor a Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by a Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that a Portfolio's Trustees believe accurately reflects fair value.

     Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Portfolios. The annual turnover rates of each Portfolio is shown under "Financial Highlights." Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by a Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."

     Using Options, Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell options, futures contracts or options on futures contracts. The Portfolios expect to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.

     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to a Portfolio, if the Adviser is not successful in employing such instruments in managing a Portfolio's investments, a Portfolio's performance will be worse than if a Portfolio did not make such investments. In addition, a Portfolio would pay commissions and other costs in connection with such investments, which may increase a Portfolio's expenses and reduce its return. Each Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. A Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by a Portfolio, and portfolio securities covering OTC Options sold by a Portfolio, are illiquid securities subject to a Portfolio limitation on illiquid securities described below. A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options.

     In order to prevent leverage in connection with the purchase of futures contracts thereon by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Each Portfolio may not invest more than 5% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.

     Investment in Investment Companies. The Enterprise Portfolio may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide such Portfolio the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The advisers charge no advisory fees for managing the Small Cap Fund or Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund or the Foreign Securities Fund will result in cost savings for the Enterprise Portfolio and other Van Kampen American Capital funds. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign securities will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign securities were purchased separately by the Portfolio and other Van Kampen American Capital funds. The Enterprise Portfolio's investment in the Small Cap Fund and the Foreign Securities Fund is subject to the terms and conditions set forth in the SEC exemptive orders authorizing such investments.

     The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. The securities of foreign issuers that the Foreign Securities Fund may invest in are subject to certain risks as described under "Investment Practices -- Foreign Securities."

     The Enterprise Portfolio will be deemed to own a pro rata portion of each investment of the Small Cap Fund and Foreign Securities Fund. For example, if such Portfolio's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Portfolio would be considered to have an investment of $500,000 in the electronics industry.

     Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for a Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust and with brokerage firms participating in the distribution of shares of a Portfolio and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.

THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

     THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisi-tion, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     ADVISORY AGREEMENTS. The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement"), pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios of the Trust (the "Combined Portfolios"), including the Enterprise Portfolio. The Trust and the Adviser are also parties to additional investment advisory agreements for its remaining portfolios, including an investment advisory agreement designated herein as the "Strategic Stock Advisory Agreement", pursuant to which the Trust retains the Adviser to manage the investment of assets and placement orders for the purchase and sale of portfolio securities for the Strategic Stock Portfolio. The Combined Advisory Agreement and the Strategic Stock Advisory Agreement are referred to herein collectively as the "Advisory Agreements".

     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays shareholder service agency fees, custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Adviser, the Distributor or Van Kampen American Capital), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.

     Under the Combined Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on the combined average daily net assets of the Combined Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets; 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such Portfolios' aggregate average net assets in excess of $1 billion. The Enterprise Portfolio pays its pro rata share of the fee based upon its average daily net assets. The Combined Advisory Agreement provides that in the event the ordinary business expenses of the Enterprise Portfolio for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Portfolio monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Expenses subject to such limitation do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Combined Advisory Agreement, and (4) any distribution expenses which may be incurred by the Enterprise Portfolio in the event a Distribution Plan is adopted. In addition to the contractual expense limitation, the Adviser also voluntarily has elected to reimburse the Enterprise Portfolio for all ordinary business expenses in excess of 0.60% of the average daily net assets. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursements described above, equaled 0.57% of the Enterprise Portfolio's average daily net assets.

     Under the Strategic Stock Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Strategic Stock Portfolio at an annual rate of 0.50% of the first $500 million of the Strategic Stock Portfolio's average net assets and 0.45% of such Portfolio's average net assets in excess of $500 million. The Adviser has also voluntarily elected to reimburse the Strategic Stock Portfolio for all ordinary business expenses in excess of 0.65% of the average daily net assets by reducing the advisory fee and/or bearing other expenses of the Strategic Stock Portfolio in excess of such limitation.

     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse any Portfolio for ordinary business expenses in excess of an agreed upon amount.

     PERSONAL INVESTING POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

     PORTFOLIO MANAGEMENT. The Portfolios have different portfolio managers. Each portfolio manager is an employee of the Adviser.

     Jeff New is the manager of the Enterprise Portfolio and is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. New has been primarily responsible for managing the Portfolio's investment portfolio since March 1996. Mr. New has been a portfolio manager with the Adviser since 1994. Since 1991, Mr. New was an associate portfolio manager with the Adviser.

     John Cunniff is primarily responsible for the day-to-day management of the Strategic Stock Portfolio's investment portfolio. Mr. Cunniff is a Vice President of the Adviser and Van Kampen American Capital Advisory Corp, an affiliate of the Adviser, and has been employed by the Adviser since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors.

PURCHASE OF SHARES

     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in each of the Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value calculated under a method approved by the Trustees. Short-term investments for the Portfolios are valued as described in the notes to financial statements in the Statement of Additional Information.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in each Portfolio is subject to daily fluctuations and the net asset value of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Portfolios. Substantially all of this income, less expenses, is distributed on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. Each of the Portfolios distributes any net realized capital gains to the Account no less frequently than annually.

     Tax Status of the Portfolios. Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By maintaining its qualification as a "regulated investment company," a Portfolio will not incur any liability for federal income taxes to the extent its taxable ordinary income and any net capital gains are distributed in accordance with Subchapter M of the Code. By qualifying as a regulated investment company, a Portfolio is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     Tax Treatment to Insurance Company as Shareholder. Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net realized short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.

     Under the Code, any distributions designated as being made from a Portfolio's net realized long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.

     Some of the Portfolios' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses recognized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions.

     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.

PORTFOLIO PERFORMANCE

     From time to time the Portfolios may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or Contract Owner level. Investors should also review total return calculations that include those expenses.

     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     In addition to total return information, the Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.

     From time to time, the Portfolios may include in their sales literature and shareholder reports a quotation of the current "distribution rate" for shares of each Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser, for an indefinite period has agreed to absorb a certain amount of the ordinary business expenses of the Enterprise Portfolio and the Strategic Stock Portfolio.

     The Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. Absorption of a portion of the expenses will increase the yield or total return of a Portfolio. The Adviser may stop absorbing these expenses at any time without prior notice.

     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, the MSCI Index, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.

     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

     The Trust's Annual and Semi-Annual Report contains additional performance information. A copy of the Annual and Semi-Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover page of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST

     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An annual report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

     Shareholder inquiries should be directed to the Van Kampen American Capital Life Investment Trust, One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attn: Correspondence or by calling (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP
200 East Randolph Drive
Chicago, IL 60601

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                             LIFE INVESTMENT TRUST

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       P       R       O      S      P      E      C      T      U      S

              NOVEMBER 1, 1997, AS SUPPLEMENTED ON MARCH 16, 1998

------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
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